UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2008
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously reported, in November 2007, Quicksilver Resources Inc. (the “Company”) completed the divestiture (the “Divestiture”) of all of its property interests in Michigan, Indiana and Kentucky (the “Northeast Operations”) to BreitBurn Operating Partners L.P. Net cash proceeds received from the Divestiture were approximately $740.0 million, as reduced by $10.0 million of transaction costs.
     Under the full cost method of accounting, the Company’s U.S. exploration and production assets are considered a single asset. The Divestiture, therefore, represents a fractional divestiture of a single asset, which precludes reporting the Northeast Operations’ financial position and results of operations as discontinued operations within the Company’s consolidated financial statements.
     The following unaudited pro forma condensed consolidated statements of income of the Company for the year ended December 31, 2007 and the three months ended March 31, 2007 have been prepared based on the historical consolidated statements of income of the Company for such periods and are presented to illustrate the effects of the Divestiture on the Company’s historical operating results for the year ended December 31, 2007 and the three months ended March 31, 2007 as though the Divestiture had been completed on January 1, 2007. The Divestiture has been fully reflected in the Company’s consolidated balance sheets as of December 31, 2007 and March 31, 2008, but is reflected in the Company’s consolidated statements of income only after the date on which the Divestiture was completed. The following unaudited pro forma condensed consolidated statements of income should be read in conjunction with the Company’s 2007 Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.
     The following unaudited pro forma condensed consolidated statements of income are presented for illustrative purposes only and are not necessarily indicative of what the Company’s actual results of operations would have been had the Divestiture been completed on January 1, 2007. The preparation of the unaudited pro forma condensed consolidated statements of income required the use of estimates. Although the Company believes the estimates used provide a reasonable basis for presenting the significant effects directly attributable to the disposition, actual results could differ from the estimates used. The unaudited pro forma condensed consolidated statements of income do not give effect to the Company’s results of operations or other transactions or developments since December 31, 2007.
     The foregoing matters and other factors identified in the documents that the Company files with the Securities and Exchange Commission could cause the Company’s future results of operations to differ materially from those presented in the following unaudited pro forma condensed consolidated statements of income.

QUICKSILVER RESOURCES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007
In thousands, except for share data — Unaudited

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Oil, gas and related product sales	$545,089	$(123,927)	(a)	$421,162
Other revenue	16,169	(1,312)	(a)	14,857

Total revenues	561,258	(125,239)		436,019

Operating expenses
Oil and gas production costs	136,831	(48,911)	(a)	87,920
Production and ad valorem taxes	16,142	(9,442)	(a)	6,700
Other operating costs	2,792	(290)	(a)	2,502
Depletion, depreciation and accretion	120,697	(28,929)	(b)	91,768
General and administrative	47,060	3,673	(c)	50,733

Total expenses	323,522	(83,899)		239,623

Income from equity affiliates	661	(661)	(d)	—
Gain on sale of oil and gas properties	628,709	(628,709)	(e)	—
Loss on natural gas sales contract	(63,525)	63,525	(f)	—

Operating income	803,581	(607,185)		196,396
Loss from BreitBurn Energy Partners L.P. investment	—	(4,003)	(g)	(4,003)
Other income-net	3,887	4,363	(h)	8,250
Interest (expense)	(70,527)	33,949	(i)	(36,578)

Income before income taxes and minority interest	736,941	(572,876)		164,065
Income tax expense	256,508	(200,507)	(j)	56,001
Minority interest, net of income tax	1,055	—		1,055

Net income	$479,378	$(372,369)		$107,009

Basic net income per common share	$3.08			$0.69
Diluted net income per common share	$2.86			$0.65

Weighted average common shares outstanding
Basic	155,475			155,475
Diluted	168,029			168,029
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2007
In thousands, except for share data — Unaudited

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Oil, gas and related product sales	$113,292	$(34,688)	(a)	$78,604
Other revenue	3,288	(400)	(a)	2,888

Total revenues	116,580	(35,088)		81,492

Operating expenses
Oil and gas production costs	28,569	(12,926)	(a)	15,643
Production and ad valorem taxes	4,490	(2,729)	(a)	1,761
Other operating costs	784	(47)	(a)	737
Depletion, depreciation and accretion	24,594	(7,910)	(b)	16,684
General and administrative	9,698	1,057	(c)	10,755

Total expenses	68,135	(22,555)		45,580

Income from equity affiliates	115	(115)	(d)	—

Operating income	48,560	(12,648)		35,912
Income from BreitBurn Energy Partners L.P. investment	—	4,038	(g)	4,038
Other income-net	601	3,148	(h)	3,749
Interest (expense)	(14,952)	7,945	(i)	(7,007)

Income before income taxes and minority interest	34,209	2,483		36,692
Income tax expense	11,295	869	(j)	12,164
Minority interest, net of income tax	63	—		63

Net income	$22,851	$1,614		$24,465

Basic net income per common share	$0.15			$0.16
Diluted net income per common share	$0.14			$0.15

Weighted average common shares outstanding
Basic	154,389			154,389
Diluted	167,659			167,659
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2007 and the three months ended March 31, 2007 reflect the following adjustments:
(a) Adjustments to reverse the revenues and operating expenses of the divested properties.
(b) Adjustment to reverse depletion, depreciation and accretion for the divested properties.
(c) Adjustment to reverse overhead recoveries for the divested properties.
(d) Adjustment to reverse income from equity affiliates that were a component of the divested properties.
(e) Adjustment to reverse the gain from the divestiture of the properties.
(f) Adjustment to reverse the loss on a natural gas supply contract with a floor of $2.49 per Mcf.
(g) Adjustment to reflect the Company’s interest in the results of operations of BreitBurn Energy Partners L.P., whose units constituted partial consideration received for the divested properties.
(h) Adjustment to reflect interest income on additional cash balances available from the Divestiture proceeds and to reverse other income attributable to the divested properties.
(i) Adjustment to reduce interest expense associated with the utilization of cash proceeds from the Divestiture to reduce outstanding borrowings.
(j) Adjustment for the income tax consequences of the pro forma adjustments at the United States statutory tax rate.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

Date: June 23, 2008